SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                               --------------

                                 FORM 8-K/A

                               CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d)

                   OF THE SECURITIES EXCHANGE ACT OF 1934

                               July 19, 2002
                      -------------------------------
                     (Date of earliest event reported)

                     Video Network Communications, Inc.
              ------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)

    Delaware                    000-22235                        52-1707962
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  (State of                  (Commission File                  (I.R.S. Employer
Incorporation)                     Number)                Identification Number)


          50 International Drive, Portsmouth, New Hampshire 03801
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            (Address of principal executive office and zip code)


                               (603) 334-6700
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            (Registrant's telephone number, including area code)


                               Not Applicable
         ---------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)




ITEM 4.   CHANGES TO REGISTRANT'S CERTIFYING ACCOUNTANTS.

         On July 25, 2002, Video Network Communications, Inc. (the "Company") filed a Current Report on Form 8-K relating to the dismissal of Ernst & Young LLP ("E&Y") as the Company's certifying accountant. The Company hereby files this Form 8-K/A to include the letter of E&Y, dated July 29, 2002, to the Securities and Exchange Commission.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.

No.         Description

16.1        Letter from Ernst & Young LLP to the Securities and Exchange
            Commission.




                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            VIDEO NETWORK COMMUNICATIONS, INC.

Date: July 30, 2002                     By: /s/ Carl Muscari
                                            ------------------------------------
                                               Name:  Carl Muscari
                                               Title: Chief Executive Officer



                               EXHIBIT INDEX


No.         Description


16.1        Letter from Ernst & Young LLP to the Securities and Exchange
            Commission.